UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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✓	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

ECOSPHERE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ecosphere Technologies, Inc.

3515 S.E. Lionel Terrace

Stuart, Florida 34997

(772) 287-4846

To The Shareholders of Ecosphere:

We are please to invite you to attend the annual meeting of the shareholders of Ecosphere Technologies, Inc. which will be held at 10:00 A.M. on December 15, 2010 at the Hutchinson Island Marriott Beach Resort and Marina located at 555 NE Ocean Boulevard, Stuart, Florida 34996, for the following purposes:

1.

To elect five members to our Board of Directors;

2.

To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for 2010; and

3.

For the transaction of such other matters as may properly come before the Annual Meeting.

Ecosphere’s Board of Directors has fixed the close of business on November 5, 2010 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to Be Held on December 15, 2010: This Proxy Statement and Form 10-K are available at: http://www.cfpproxy.com/6652.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Shareholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Registration and seating will begin at 9:00 A.M. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Your vote is very important. Please vote, date and sign the enclosed proxy and return it in the envelope provided.

By the Order of the Board of Directors

/s/ Charles Vinick
Charles Vinick
Executive Chairman and Chairman of the Board

Dated: November 10, 2010

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet or by signing, dating, and returning the enclosed proxy card will save Ecosphere the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Ecosphere Technologies, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Telephone: (772) 287-4846

2010 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why Am I Receiving These Materials?

This Proxy Statement is being sent to the holders of shares of common stock of Ecosphere Technologies, Inc., a Delaware corporation in connection with the solicitation of proxies by our Board of Directors, or the Board, for use at the 2010 Annual Meeting of Shareholders to be held at 10:00 A.M. on December 15, 2010, at the Hutchinson Island Marriott Beach Resort and Marina located at 555 NE Ocean Boulevard, Stuart, Florida 34996. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about November 12, 2010. A copy of our Form 10-K for the year ended December 31, 2009 has been mailed concurrently with this Proxy Statement. This Proxy Statement and the Form 10-K are available at http://www.cfpproxy.com/6652.

Who is Entitled to Vote?

Ecosphere’s Board has fixed the close of business on November 5, 2010 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 136,764,170 shares of common stock outstanding. Each share of common stock entitles the holder to one vote on each proposal that may come before the Annual Meeting. As of the record date, Ecosphere has issued no preferred stock which is entitled to vote.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Registrar and Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Ecosphere.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Record Holder

1.

Vote by Internet. The website address for Internet voting is on your proxy card.

2.

Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.

Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

1.

Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.

Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.

Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Ecosphere are not considered outstanding or considered to be present at the Annual Meeting. The following are votes that are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting:

•

votes by brokers in the absence of instructions from beneficial owners;

•

votes by brokers with authorization to vote on some matters but not others (the missing votes are called broker non-votes); and

•

votes that are entitled to vote at the meeting but are not voted at the direction of the beneficial owner (called abstentions).

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters but not on non-routine matters. See the note below and the following question and answer.

Important New Rule Affecting Beneficial Owners Holding Shares In Street Name

Please note that this year the rules that govern how brokers vote your shares have changed. Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposal 1 is non-routine and Proposal 2 is routine.

What is An Abstention and How is It Treated?

An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of Directors	Plurality of the votes cast at the Annual Meeting.	No
Appointment of the Independent Registered Public Accounting Firm	Affirmative vote of the majority of the outstanding shares of common stock present in person or by proxy at the Annual Meeting	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the other proposal, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Corporate Secretary of Ecosphere, by delivering a properly completed, later dated, proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Ecosphere Technologies, Inc., 3515 S.E. Lionel Terrace, Stuart, FL 34997, Attention: Corporate Secretary, or by facsimile (772) 781-4778.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Ecosphere. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone, email, or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Charles Vinick and Michael R. Donn, Sr., will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Do I Have Dissenter’s (Appraisal) Rights?

Appraisal rights are not available to Ecosphere’s shareholders with respect to any of the proposals brought before the Annual Meeting.

What is “Householding” and How Does it Affect Me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Ecosphere stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact: Ecosphere Technologies, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Ecosphere as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to Ecosphere, but how you vote will remain confidential.

Can a Shareholder Present a Proposal to be Considered at the 2011 Annual Meeting?

You may submit proposals for consideration at future shareholders meetings. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2011 Annual Meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than August 17, 2011, or 120 days prior to the one year anniversary of this Annual Meeting. If the 2011 Annual Meeting is more than 30 days (before or after) the one year anniversary of the 2010 Annual Meeting, then the deadline is a reasonable time before Ecosphere prints and mails its proxy materials. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the shareholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary not later than the close of business on September 16, 2011, or 90 days prior to the one year anniversary of the 2010 Annual Meeting. In the event that less than 100 days notice of public disclosure of the date of the meeting is given to or made to our shareholders, notice by the shareholder to be timely must be received no later than the close of business on the 10th day after we mail notice of the annual meeting.

We reserve the right to amend our Bylaws and any change will apply to the 2011 Annual Meeting unless otherwise specified in the amendment.

A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. If we receive notice of any proposal within the time frame specified by our applicable advance notice provisions of our Bylaws, our management will use its discretionary authority to vote the shares it represents as the Board may recommend. All proposals and nominations should be sent to Ecosphere Technologies, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention: Corporate Secretary.

Explanatory Note. On November 1, 2010, Mr. Thomas Wolfe, then a director of the Company, gave notice of his intent to resign.

The Board Unanimously Recommends that Shareholders Vote “For” Proposals 1 and 2.

PROPOSAL 1. ELECTION OF DIRECTORS

Who are our current directors?

The following table represents our current Board:

Name	Age	Position(s)
Charles Vinick	63	Chairman of the Board
Joe Allbaugh	58	Director
Gene Davis	57	Director
Michael Donn, Sr.	62	Director
D. Stephen Keating	55	Director

Who will be elected at the Annual Meeting?

All of the above persons have been nominated for election this year and have agreed to serve if elected.

The five persons who receive the most votes cast will be elected and will serve as directors until the Annual Meeting. Our Board has reduced the number of directors to five persons so there is not a vacancy on the Board. If a nominee becomes unavailable for election before the Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, our Board may appoint additional directors prior to the Annual Meeting.

Charles Vinick was appointed Executive Chairman effective August 1, 2010. Mr. Vinick has served as a director since August 2006 and has served as the Chairman of the Board since December 22, 2009. Until August 2010, Mr. Vinick served as Director of Business Development and Government Relations for Dehlsen Associates, a renewable energy technology development firm in Carpinteria, California. Mr. Vinick has more than 25 years of experience directing and managing non-profit organizations and programs. From June 2005 through August 2007, he was the President and Chief Executive Officer of the Alliance to Protect Nantucket Sound. He served as Chief Executive Officer of the Foundation for Santa Barbara City College from June 2004 through May 2005 and as Vice President of Fritz Institute from October 2003 to April 2004. Mr. Vinick was Executive Vice President of the Ocean Futures Society from its founding in 1998 through September 2003. Including the Ocean Futures Society, Mr. Vinick has previously held executive positions for over 20 years with organizations headed by Jacques or Jean-Michel Cousteau. Mr. Vinick was selected as a director due to his knowledge of, and commitment to, the environmental mission of Ecosphere, his understanding of the business applications for the Ecosphere technology, and his business experience and judgment.

Joe Allbaugh was appointed a director in October 2005. Mr. Allbaugh has been the managing member of The Allbaugh Company LLC, a strategic consulting firm, since approximately March 2003. From September 2006 to May 15, 2007, Mr. Allbaugh was the president of our subsidiary, Ecosphere Systems, Inc. Mr. Allbaugh was Director of the Federal Emergency Management Agency from February 2001 to March 2003, and in 1999 was made the National Campaign Manager of Bush-Cheney 2000. In addition, Mr. Allbaugh was Chief of Staff to President George W. Bush from 1995 through 1999 when he was Governor of Texas. Mr. Allbaugh was selected as a director because his relationships could potentially assist us in growing our business and he had administrative experience managing large organizations.

Gene Davis was appointed a director in August 2008. Since August 2, 2010, Mr. Davis has been the Vice President of Geosciences at Caerus Oil and Gas LLC, an independent oil and gas exploration and production firm headquartered in Denver, CO. From March 2008 until June 2010, Mr. Davis was employed as Vice President/General Manager of the Denver Region for NFR Energy, LLC, an independent oil and gas production company headquartered in Houston, Texas. From December 2004 to March 2008, Mr. Davis was the Geological and Geophysical Manager for the Western Business Unit of Forest Oil Corp. where he developed and implemented drilling programs in the Permian and various Rocky Mountain Basins. Mr. Davis has over 30 years of executive geoscience, asset management, and successful exploratory and development geology and geophysics experience. Mr. Davis was selected as a director because of his extensive experience in the energy business and his ability to provide valuable insight to our management.

Michael Donn, Sr. was appointed a director in March 2005 and was appointed our Chief Operating Officer on March 27, 2008. Mr. Donn has held a number of senior executive positions with us since January 2000. As part of his duties, Mr. Donn set up and coordinated our relief effort in Waveland, Mississippi following Hurricane Katrina. Mr. Donn was the Project Manager for Ecosphere’s EPA Verification testing of its Water Filtration System. From November 2006 until January 29, 2010, Mr. Donn was a director of GelTech Solutions, Inc. From 1994 to 2000, he served as President of the Miami-Dade County Fire Fighters Association, a 1,700-member employee association for which he previously served as Vice President and Treasurer beginning in 1982. His responsibilities included negotiating, lobbying at the local, state and national levels and head of the business operations for the Association. He was also Chairman of the Insurance Trust. Following Hurricane Andrew, Mr. Donn coordinated the fire fighter relief efforts for the Miami-Dade fire fighters. He is the brother of our Senior Vice President of Administration, Jacqueline McGuire, and the brother-in-law of our President and Chief Executive Officer, Dennis McGuire. Mr. Donn was selected as a director because of his years of experience with all aspects of Ecosphere’s business and his administrative experience in directing the firefighters union. He has remained as a director as a representative of management.

D. Stephen Keating was appointed a director in August 2008. Since December 2008, Mr. Keating has served as the Vice President of Taxes at Crocs, Inc. Mr. Keating served as the Vice President of the Worldwide Taxes for CA, Inc. from 1988 through June 2008 where Mr. Keating was the senior officer responsible for the worldwide tax, which included tax planning and strategy, tax accounting and day-to-day supervision for the U.S. and international tax departments. At CA, Inc., Mr. Keating was involved with approximately 100 mergers, acquisitions and divestitures. Additional responsibilities included negotiating with the IRS and various countries tax authorities on audit issues and APA reports. Mr. Keating was selected as a director due to his extensive executive experience and his accounting and tax knowledge.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect five directors to our Board under this Proposal. This means that the five persons who receive the most votes are elected. For purposes of the election of directors, the withholding of authority by a shareholder as to the election of directors has no effect on the results of the election.

The Board unanimously recommends a vote “For” the election of the nominated slate of directors.

Corporate Governance

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Ecosphere and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Ecosphere. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board. The Board currently has and appoints the members of: the Audit Committee and the Compensation Committee. The Audit Committee has a written charter approved by the Board. The Compensation Committee does not have a written charter.

The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation
Joe Allbaugh	✓		✓
Gene Davis	✓	✓	Chairman
Michael Donn, Sr.
D. Stephen Keating	✓	Chairman
Charles Vinick			✓

The Board held 12 meetings in 2009 and all of the directors attended over 75% of the combined number of Board and Committee meetings. We do not have a policy with regard to directors’ attendance at the Annual Meeting. In 2009, we did not hold an Annual Meeting.

Our Board has determined that Messrs. Allbaugh, Davis and Keating are independent in accordance with standards under the NASDAQ Stock Market Listing Rules.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters. Please see the Section titled “Audit Committee Report” under Proposal 2 for discussion of our Audit Committee Charter.

D. Stephen Keating, serves as chairman of the Audit Committee; Gene Davis is the other member. Our Board has determined that Mr. Keating is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the Securities and Exchange Commission, or the SEC, and in compliance with the Sarbanes-Oxley Act of 2002. The Board has determined that Mr. Keating and Mr. Davis are independent in accordance with the NASDAQ Stock Market independence standards for audit committees.

Compensation Committee

The function of the Compensation Committee is to review and recommend the compensation and benefits payable to our officers, review general policies relating to employee compensation and benefits and administer our various stock option plans, including the 2006 Equity Incentive Plan, or the Plan. Dennis McGuire, our Chief Executive Officer, recommends executive compensation to the Compensation Committee and the Compensation Committee considers his recommendation prior to recommending compensation to our Board. The members of the Compensation Committee are Gene Davis, who serves as its chairman, Joe Allbaugh and Charles Vinick. The Compensation Committee has no authority with respect to setting compensation.

Nominating Committee

Ecosphere does not have a Nominating Committee. Due to the size of our Board, each director participates in the consideration of director nominees. Our Board does not have a policy with regard to the consideration of any director candidates recommended by our shareholders.

Board Diversity

While we do not have a formal policy on diversity, the Board considers as one of the factors the diversity of the composition of our Board and the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Although there are many other factors, the Committee seeks to attract individuals with knowledge of water recycling, the oil and gas industry, environmental solutions, and accounting and finance.

Board Structure

Ecosphere has traditionally chosen (with one limited exception) to separate the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for Ecosphere because our founders found that it improved our corporate governance and was in the best interest of our shareholders. This structure has been particularly useful given the amount of time consumed by our Chief Executive Officer working with our employees improving upon our existing technologies and creating new ones. Also, this structure ensures a greater role for the independent directors in the oversight of Ecosphere and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. While we have followed this separation, investors should note that since August 2010 our Chairman of the Board has been an executive officer, and is no longer independent.

Board Assessment of Risk

Our risk management function is overseen by our Board. Through our policies, our Code of Ethics and our Board committees’ review of financial and other risks, our management keeps our Board apprised of material risks and provides our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect Ecosphere, and how management addresses those risks. Mr. Dennis McGuire, Chief Executive Officer, and Mr. Adrian Goldfarb, our Chief Financial Officer, will work closely together with the Board once material risks are identified on how to best address such risk. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. The Board focuses on key risks and interfaces with management on seeking solutions.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to Ecosphere Technologies, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention: Corporate Secretary.

Shareholder Communications

Although we do not have a formal policy regarding communications with our Board, shareholders may communicate with the Board by writing to us at Ecosphere Technologies, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention: Corporate Secretary, or by facsimile (772) 781-4778. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Director Compensation

We do not pay cash compensation to our directors for service on our Board. Our non-employee directors receive automatic grants of stock options and grants of common stock as compensation for their services as directors under our Plan. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and committee members.

2009 Director Compensation

Name (a)	Stock Awards ($)(c)(1)	Option Awards ($)(d) (1)	Total ($)(j)
George Sterner (2)	—	68,248	68,248
Joe Allbaugh	33,571	23,887	57,458
Charles Vinick	75,000	112,523	187,523
D. Stephen Keating	38,367	27,299	65,666
Gene Davis	33,571	23,887	57,458
Thomas Wolfe (2)	33,571	23,887	57,458

———————

(1)

This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718.

(2)

Former director.

Automatic Board Grants

Initial Grants

On the date on which a non-employee director (or director advisor) is first elected or appointed, whether elected by shareholders or appointed by the Board to fill a Board vacancy, the director receives an automatic grant of restricted stock and options with the number of shares and options based upon Fair Market Value (as defined in the Plan). In lieu of restricted stock, each director may elect to receive only options.

	Options	Restricted Stock
Initial appointment as Chairman of the Board	$75,000	$75,000
Initial election or appointment of a non-employee director	$40,000	$40,000
Initial appointment as a director advisor	$15,000	$10,000

Annual Grants and Other Grants

On July 1st of each year, each non-employee director (or director advisor) receives an automatic grant of restricted stock and options with the number of shares and options based upon Fair Market Value (as defined in the Plan). In lieu of restricted stock, each director may elect to receive only options.

	Options	Restricted Stock
Chairman of the Board	$40,000	$40,000
Non-employee director	$25,000	$25,000
Director advisor	$10,000	$5,000
Initial appointment of and annual grant to a non-employee director serving as Lead Director or Chairman of the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$15,000	$15,000
Initial appointment of and annual grant to a non-employee director serving on the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$10,000	$10,000

Principal Shareholders

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers (as disclosed in the Summary Compensation Table in this Proxy Statement), and (iv) all executive officers and directors of Ecosphere as a group.

Title of Class	Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class (1)
Named Executive Officers
Common Stock	Dennis and Jacqueline McGuire 3515 S.E. Lionel Terrace Stuart, FL 34997 (2)	22,980,660	14.4%
Common Stock	Charles Vinick 2323 Foothill Lane Santa Barbara, CA 93105 (3)	1,236,693	*
Common Stock	Patrick Haskell 45 East 89th Street, Apt. 27A New York, NY 10129 (4)	6,117,272	4.3%
Common Stock	Adrian Goldfarb 3515 S.E. Lionel Terrace Stuart, FL 34997 (5)	1,200,000	*
Common Stock	Michael Donn, Sr. 3515 S.E. Lionel Terrace Stuart, FL 34997 (6)	1,946,614	1.4%

Title of Class	Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class (1)
Directors
Common Stock	Joe Allbaugh 400 North Capitol Street, NW Ste. 475 Washington, DC 20001 (7)	776,160	*
Common Stock	Gene Davis 27 S. Monroe Street Denver, CO 80209 (8)	314,003	*
Common Stock	D. Stephen Keating 65 Kensington Road Garden City, NY 11530 (9)	1,492,209	1.1%
Common Stock	All directors and executive officers as a group (8 persons)	29,946,339	18.3%
5% Shareholder
Common Stock	Kevin Grady 3515 S.E. Lionel Terrace Stuart, FL 34997 (10)	8,201,010	5.9%

———————

* Less than one percent.

(1)

Applicable percentages are based on 136,764,170 shares outstanding as of the record date adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of the record date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. These shares are also included in the shareholders beneficial ownership. The table does not include unvested options. Unless otherwise indicated in the footnotes to this table, Ecosphere believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)

Includes:

155,000 shares of common stock owned by Mrs. McGuire, 302,372 shares owned jointly, 21,105,750 shares issuable upon exercise of options owned by Mr. McGuire, 684,688 shares issuable upon exercise of options owned by Mrs. McGuire, and 800,000 shares issuable upon exercise of jointly owned options.

Mr. McGuire disclaims beneficial ownership of the securities held solely in Mrs. McGuire’s name and Mrs. McGuire disclaims beneficial ownership of the securities held solely in Mr. McGuire’s name, and this disclosure shall not be deemed an admission that either is the beneficial owner of the other’s securities solely held in that person’s name for any purpose. Both Mr. and Mrs. McGuire are executive officers.

(3)

Mr. Vinick is a director and an executive officer. Includes 680,497 shares of common stock issuable upon exercise of options.

(4)

Mr. Haskell is our former Chief Executive Officer. Includes 4,381,081 shares of common stock issuable upon the exercise of options.

(5)

Mr. Goldfarb is an executive officer. Includes 1,100,000 shares of common stock issuable upon the exercise of options.

(6)

Mr. Donn is a director and an executive officer. Includes 1,825,042 shares of common stock issuable upon exercise of options.

(7)

Mr. Allbaugh is a director. Includes 317,262 shares of common stock issuable upon exercise of options.

(8)

Mr. Davis is a director. Includes 210,317 shares of common stock issuable upon exercise of options.

(9)

Mr. Keating is a director. Includes 234,410 shares issuable upon exercise of options.

(10)

Mr. Grady is an employee. Includes 1,375,000 shares of common stock issuable upon exercise of options.

Executive Officers

The following is a list of our executive officers. The executive officers are elected by our Board.

Name	Age	Position(s)
Dennis McGuire	60	President and Chief Executive Officer
Charles Vinick	63	Executive Chairman
Adrian Goldfarb	53	Chief Financial Officer
Michael Donn, Sr.	62	Chief Operating Officer
Jacqueline McGuire	47	Senior Vice President of Administration and Corporate Secretary

Dennis McGuire is our President and Chief Executive Officer. Mr. McGuire was appointed President and Chief Executive Officer of Ecosphere on September 28, 2005. From June 17, 2008 until November 12, 2008, Mr. McGuire was the Co-Chief Executive Officer of Ecosphere, sharing the role with Mr. Patrick Haskell. From November 12, 2008 until August 1, 2009, Mr. McGuire was the Chief Technology Officer of Ecosphere until he again became President and Chief Executive Officer.  Mr. McGuire was a founder of Ecosphere in 1998 together with his wife Jacqueline. He also is the inventor of all of our intellectual property.

See above for Mr. Vinick’s biography.

Adrian Goldfarb has been our Chief Financial Officer since February 11, 2008. From December 2007 Mr. Goldfarb was the President of WSR Consulting, Inc., or WSR, a consulting services company that currently provides accounting and operational management to us. From February 11, 2008 through December 20, 2008, WSR also provided Chief Financial Officer service to us and Mr. Goldfarb was a consultant. Since December 20, 2008, he has been a full-time employee. From June 2002 to December 2007, Mr. Goldfarb was on the Board of Directors of MOWIS GmbH, a Weather Technology Media company. He also was interim Chief Financial Officer where he led the management team in securing seed capital, government grants and loans and bank guarantees. Mr. Goldfarb has more than 25 years’ experience in a number of different technology companies, including IBM and a subsidiary of Fujitsu. In May 2010, Mr. Goldfarb became a director of Information Systems Associates, Inc.

See above for Mr. Donn’s biography.

Jacqueline McGuire has been our Senior Vice President of Administration since January 2001 and Corporate Secretary since our founding in 1998. She and her husband Dennis, our Chief Executive Officer, were two of our founders.

Key Employees.

The following is a list of key employees of Ecosphere and Ecosphere Energy Services, LLC, or EES, our majority-owned subsidiary.

Name	Age	Position(s)
Sanjeev Jahkete	41	Senior Vice President of Engineering
Aaron Horn	31	President of EES
Robert Cathey	33	Chief Operating Officer of EES

Sanjeev Jahkete has served as our Senior Vice President of Engineering since 2008 and has been employed with Ecosphere since 2004. Mr. Jahkete co-invented the Ecosphere Ozonix® process with our founder, Dennis McGuire. Mr. Jahkete served as a team leader for Ecosphere’s EPA Verification testing of its water filtration system. Mr. Jahkete led Ecosphere’s deployment of the water filtration system in Waveland, Mississippi following Hurricane Katrina.

Aaron Horn has served as the President of EES since August 2009. From May 2008 to August 2009, Mr. Horn served as an Operational Engineer for Newfield in the Woodford Shale with a special emphasis on water management. Mr. Horn has served on several water industry committees and authored an Society of Petroleum Engineers paper on water management in Shale Plays. Mr. Horn graduated from the U.S. Military Academy with a degree in engineering. He then served in the U.S. Army from 2001 through 2007, rising in rank from 2nd Lieutenant in 2001 to Captain in 2005.

Robert Cathey has served as the Chief Operating Officer and Senior Vice President and Chief Operating Officer of EES since July 2009. Mr. Cathey joined Ecosphere in December 2008 as our Vice President, Natural Gas Field Operations. He worked for Carrier Sales and Distribution from April 2007 to December 2008 as Operations Manager for their North Texas and Oklahoma business units. After graduating the U.S. Military Academy at West Point with a degree in American Legal Systems/Systems Engineer, Mr. Cathey served in the U.S. Army from June 2001 through April 2007, rising in rank from Knight Platoon Leader (Reconnaissance) in 2001 to Battalion Assistant Operations Officer in 2007.

Executive Compensation

2009 Summary Compensation Table

The following information related to the compensation paid by us for 2009 and 2008 to our Chief Executive Officer (principal executive officer), our former Chief Executive Officer and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 or our Named Executive Officers.

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(c)		Stock Awards ($)(e)(1)		Option Awards ($)(f)(1)		Non-Equity Incentive Plan Compen- sation ($)(g)	All Other Compen- sation ($)(i)		Total ($)(j)
Dennis McGuire	2009	250,000	250,000	(2)	—		1,221,599	(3)	92,916	8,800		1,823,315
Chief Executive Officer	2008	306,561	—		37,000		2,558,017	(4)	—	—		2,901,578
Patrick Haskell	2009	281,459	—		50,000	(5)	539,578	(5)	—	—		871,037
Former Chief Executive Officer	2008	63,700	—		59,177	(5)	2,998,998	(5)	—	288,000	(5)	3,409,875
Michael Donn, Sr.	2009	160,854	5,000	(6)	—		64,250	(6)	—	—		230,104
Chief Operating Officer	2008	212,143	—		29,600	(7)	170,357	(7)	—	—		412,100
Adrian Goldfarb	2009	142,531	5,000	(8)	—		432,108	(9)	—	—		579,639
Chief Financial Officer	2008	86,631	—		—		277,341	(10)	—	—		363,972

———————

(1)

The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and SEC disclosure rules. These rules also require prior years amounts to be recalculated in accordance with the rule and therefore any number previously disclosed in our Form 10-K regarding NEO compensation on this table or any other table may not reconcile. These amounts represent awards that are paid in shares of common stock or options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the Named Executive Officers.

(2)

On November 12, 2009, the Board awarded Mr. McGuire a $150,000 bonus and on December 22, 2009, Mr. McGuire was awarded a $100,000 bonus.

(3)

On July 1, 2009, Mr. McGuire was granted 2,500,000 stock options vesting annually over a three year period (beginning July 1, 2010) exercisable at $0.49 per share. On December 22, 2009, Mr. McGuire was granted 1,500,000 stock options vesting semi-annually in six equal increments (beginning June 30, 2010) exercisable at $0.43 per share. Non-Equity Incentive Plan Compensation represents a cash payment for commissions received. See the description of Mr. McGuire’s compensation arrangement below.

(4)

On May 20, 2008, Mr. McGuire was granted 7,000,000 options exercisable at $0.30 per share. Additionally, Mr. McGuire was granted 3,300,000 stock options exercisable at $0.50 per share on June 17, 2008. All of these options have fully vested. The stock award represents stock issued in lieu of a cash bonus.

(5)

Effective June 17, 2008, Mr. Haskell was granted 8,250,000 stock options exercisable at $0.50 per share. Of the options, 2,750,000 were subject to both performance and time based vesting. The remaining options were to vest ratably over a three-year period, subject to continued employment with us on each applicable vesting date. On July 1, 2009, Mr. Haskell was granted 1,500,000 stock options exercisable at $0.49 per share which vested upon his resigning as Chief Executive Officer and agreeing to waive the vesting of all his unvested options from the June 17, 2008 grant date. On July 31, 2009, Mr. Haskell resigned as Chief Executive Officer. On December 22, 2009, Mr. Haskell was granted 50,000 fully-vested stock options exercisable at $0.43 per share. The stock award for 2009 represents a bonus. The stock award for 2008 represents shares issued in lieu of salary. All Other Compensation represents the value of shares issued to Mr. Haskell as a finders’ fee for arranging a financing prior to becoming a director or officer of Ecosphere.

(6)

On December 22, 2009, Mr. Donn received a $5,000 bonus and was granted 250,000 stock options, exercisable at $0.43 per share.

(7)

On June 30, 2008, Mr. Donn was granted 500,000 stock options exercisable at $0.47 per share. The stock award represents stock issued in lieu of a cash bonus.

(8)

On December 22, 2009, Mr. Goldfarb received a $5,000 bonus.

(9)

On July 1, 2009, Mr. Goldfarb was granted 1,100,000 stock options vesting annually over a three year period (beginning July 1, 2010) exercisable at $0.49 per share. On December 22, 2009, Mr. Goldfarb was granted 250,000 stock options, exercisable at $0.43 per share.

(10)

On November 22, 2008, Mr. Goldfarb was granted 400,000 stock options vesting annually over three years exercisable at $0.27 per share. On December 20, 2008, Mr. Goldfarb was granted 500,000 stock options vesting semi-annually over three years beginning December 31, 2008 exercisable at $0.45 per share.

Employment Arrangements

Described below are the compensation packages our Board approved for our executive officers. The compensation arrangements were approved by our Board based upon the recommendation of our Compensation Committee, which conducted a thorough review over an extensive period of time.

Dennis McGuire

Effective June 17, 2008, our Board approved a new compensation package for our Chief Technology Officer, Dennis McGuire, who was Co-Chief Executive Officer on that date. Mr. McGuire received an annual base salary of $325,000 per year which would have increased to $400,000 upon the achievement of a specific milestone or event. As part of our cost cutting measures, on May 5, 2009, Mr. McGuire agreed to a reduced base salary of $250,000 per year and is entitled to receive a bonus of 3% of Ecosphere’s revenues from operations. On April 21, 2010, in conjunction with the negotiation of a new compensation package, our Board granted Mr. McGuire, 6,000,000 stock options exercisable at $1.01 per share. Of these options: (i) 2,000,000 are fully vested and (ii) 4,000,000 will vest semi-annually over a three year period each June 30 and December 31, with the first vesting date being December 31, 2010, subject to remaining as an employee on each applicable vesting date. The vesting will accelerate (i) with 2,000,000 options vesting if Ecosphere recognizes $10 million of revenue from a new contract (and all vest with $20 million of revenues from a new contract), (ii) if there is a sale of Ecosphere or any subsidiary or division (including the sale of all or substantially all of the assets in a transaction requiring shareholder approval), or (iii) if there is a sale of licensing of certain patents as defined. For (ii) or (iii) above, generally, the transaction must provide at least $25 million to Ecosphere. Effective July 21, 2009, we began paying the premiums on a life insurance policy covering the life of Dennis McGuire. See 2009 Summary Compensation Table at page 12.

Charles Vinick

Effective August 1, 2010, Charles Vinick was appointed full-time Executive Chairman. Mr. Vinick receives an annual salary of $225,000 and was granted 1,000,000 five-year non-qualified stock options exercisable at $0.82 per share. Of the options: (i) 250,000 are fully vested and (ii) the balance vest in equal increments each June 30th and December 31st with the first vesting date being June 30, 2011 and the last vesting date being June 30, 2013. Mr. Vinick will receive an annual bonus equivalent to one percent of the annual growth in EBITDA year-over-year. We also pay Mr. Vinick’s travel and related expenses from his California home to our Florida offices.

Patrick Haskell

Prior to resigning effective July 31, 2009, Mr. Haskell received an annual base salary of $450,000 per year. Because of lack of working capital, Mr. Haskell received his salary in restricted common stock.

Michael Donn, Sr.

On June 30, 2008, our Board approved a new compensation package for Michael Donn, Sr., our Chief Operating Officer awarding him an annual base salary of $125,000 per year. On December 22, 2009, the Board approved an increase in Mr. Donn’s base salary to $146,250.

Adrian Goldfarb

On December 16, 2008, our Board approved a compensation arrangement for Adrian Goldfarb, the Company’s Chief Financial Officer. From February 11, 2008 until December 20, 2008, Mr. Goldfarb was acting as our Chief Financial Officer on behalf of WSR. On December 20, 2008, Mr. Goldfarb became a full-time employee and resigned as president of WSR and relinquished all ownership rights in WSR (See Related Person Transactions). Initially, Mr. Goldfarb received an annual base salary of $150,000 per year over a three-year term. On December 22, 2009, the Board approved an increase in Mr. Goldfarb’s base salary to $187,500.

Jacqueline McGuire

On June 30, 2008, our Board approved a new compensation package for Jacqueline McGuire, our Senior Vice President of Administration. Mrs. McGuire received an annual base salary of $85,000 per year. Additionally, Mrs. McGuire was granted 300,000 stock options exercisable at $0.47 per share.  On December 22, 2009, the Board approved an increase in Mrs. McGuire’s base salary to $93,500 and approved a bonus of $5,000.

Termination Provisions

Messrs. McGuire and Vinick are entitled to two years base salary and benefits upon both a change of control and resignation for good reason. Mr. Haskell was entitled to the same severance but voluntarily resigned and was therefore not entitled to any such compensation. Neither “change of control” or “resignation for good reason” were defined by our Board with the expectation that these terms would be defined in Employment Agreements. No Employment Agreements have been executed.

Outstanding Equity Awards

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive plan awards for each Named Executive Officer as of December 31, 2009:

	OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END
	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)
Dennis McGuire	618,750		—		0.83	5/25/11
	2,990,000		—		1.00	11/8/15
	1,247,000	(1)	—		0.15	10/9/12
	1,200,000		—		0.28	1/31/11
	800,000		—		0.28	1/31/11
	4,750,000		—		0.30	5/20/13
	2,000,000		—		0.30	5/20/13
	3,300,000		—		0.50	6/17/13
	—		2,500,000	(2)	0.49	7/1/14
	—		1,500,000	(3)	0.43	12/22/14

Patrick Haskell	2,750,000		—		0.50	6/17/13
	81,081		—		0.15	7/31/12
	1,500,000		—		0.49	7/1/14
	50,000		—		0.43	12/22/14

	OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END
	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Donn, Sr.	200,000	—		1.10	12/31/14
	309,375	—		0.83	5/25/11
	50,000	—		0.44	12/18/11
	515,667	—		0.15	7/31/13
	200,000	—		0.28	1/31/11
	375,000	125,000	(4)	0.47	6/30/13
	—	250,000	(3)	0.43	12/22/14

Adrian Goldfarb	133,333	266,667	(5)	0.27	11/22/13
	250,000	250,000	(6)	0.45	7/3/13
	—	1,100,000	(2)	0.49	7/1/14
	—	250,000	(3)	0.43	12/22/14

———————

(1)

These options were accepted in lieu of cash in the sale of assets.

(2)

These options vest in equal annual increments over a three year period. The vesting dates are July 1, 2010, 2011 and 2012.

(3)

These options vested on June 22, 2010.

(4)

These unvested options vest in two equal increments on June 30, 2010 and June 30, 2011.

(5)

These unvested options vest in two equal increments on December 20, 2010 and December 20, 2011.

(6)

These unvested options vest in three equal increments on June 30, 2010, December 31, 2010 and June 30, 2011.

Equity Compensation Plan

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2000 Long Term Incentive Program and 2003 Equity Incentive Plan(2)	175,500	$0.91	3,824,500
2003 Stock Option Plan for Outside Directors and Advisory Board Members(2)	1,803,000	$0.66	2,197,000
2006 Equity Incentive Plan	9,490,235	$0.57	509,765	(3)
Equity compensation plans not approved by security holders (4)	36,919,155	$0.46	N/A
Total	48,387,890		N/A

———————

(1)

Consists of stock options.

(2)

Ecosphere does not intend to issue options under these plans in the future. The 2000 Long Term Incentive Program has expired.

(3)

The Plan was approved by our shareholders at our 2008 annual meeting held on November 13, 2008. Initially, we were authorized to issue a total of 10,000,000 shares under the Plan. On April 21, 2010, our Board amended the Plan to increase the authorized shares under the Plan to 25,000,000 which includes restricted stock, options, restricted stock units and stock appreciation rights. Because Ecosphere has issued shares of restricted stock, the number of securities available for grant has been reduced.

(4)

Represents outstanding options which have been granted in conjunction with directors and employee compensation and consulting arrangements. These options vest over a three year period and are generally exercisable over periods ranging from five to 10 years. The exercise price of the options granted ranges from $0.15 to $3.00 per share. Includes 1,488,000 options issued to directors, with exercise prices between $0.28 and $1.00 and expiring through March 31, 2011 and 26,737,333 options issued to current and former executive officers, with exercise prices between $0.15 and $1.10 and expiring through December 31, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, or the Exchange Act, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities. These persons are required by SEC regulations to furnish us with copies of all reports they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Form 5s were required, we believe that all filing requirements were complied with during 2009 except as follows:

Name	Number of Late Reports	Number of Late Transactions	Number of Known Failures to File
D. Stephen Keating	1	1	—
Thomas Wolfe	1	1	—
George Sterner	1	1	—

Related Person Transactions

Beginning in the summer of 2006, Dennis McGuire and his wife, Jacqueline McGuire, have lent money to us on an as needed basis evidenced by a demand note at 8% per annum interest. The highest balance due was $400,000. Since our inception in 1998, we have owed $40,000 to a company controlled by Dennis and Jacqueline McGuire. In 2008, we paid the remaining principal amount of $26,000 and $18,750 of accrued interest. In August 2008, Mr. Patrick Haskell our former Chief Executive Officer and Chairman lent us $41,656 as an interim loan. This amount was paid in full in December 2008. Messrs. Haskell and Michael Furman, our former Executive Vice President, each lent us $100,000 and Mr. Keating, a director, lent us $180,000 and received convertible notes and warrants as part of our 2008 private placements. The terms of their investment were the same as provided to other unaffiliated investors. Since January 2008, Messrs. Haskell, Furman and Keating have lent us $750,000, $400,000 and $230,000, respectively. Mr. Furman and Mr. Haskell converted their remaining notes at $0.36 per share in March 2010. In March 2009, Mr. Haskell advanced us $15,000 against accounts receivable, which was repaid. In June 2010, the McGuires lent the Company $25,000 for working capital which remains unpaid. In addition, the Company’s Chief Financial Officer, Adrian Goldfarb, lent the Company $25,000 of which $20,000 remains outstanding. In June 2010, the Company’s Chief Operating Officer, Michael Donn, Sr., lent the Company $130,000 all of which was repaid by the Company.

Beginning in May 2007, we ceased paying compensation to our management on a regular basis. The following chart reflects the amounts due at December 31, 2008, December 31, 2009 and as of October 31, 2010.

Name	December 31, 2008	December 31, 2009	October 31, 2010
Dennis McGuire	$29,207	$—	$—
Charles Vinick	$—	$—	$22,500
Michael Donn, Sr.	$16,226	$—	$—
Jacqueline McGuire	$—	$—	$—
Adrian Goldfarb	$—	$—	$—
Stephen Johnson(1)	$10,625	$—	$—
James Rushing III(1)	$24,015	$—	$4,500

———————

(1)

Former officer.

As of January 1, 2009, Ecosphere owed Vice-Admiral George Sterner, a former director, $335,714 representing a loan and commissions due from 2005. In June 2008, we renegotiated this indebtedness paying Vice-Admiral Sterner and issued him a new note of $374,423 with 7% annual interest to be paid in quarterly installments of $50,000 including interest. In 2009, Ecosphere paid Vice-Admiral Sterner $50,000 and in December 2009, he agreed to accept quarterly payments of $25,000. As of the date of this proxy statement, there was a balance of $291,311 due on this loan.

In December 2007, in order to provide us with additional authorized shares, we offered our option and warrant holders the right to exchange their current warrants and/or options for new options with an exercise price of $0.28 expiring on January 31, 2011, or the Exchange Offer. The exchange ratio was four new options for each 10 old warrants and/or options. The Exchange Offer closed on March 31, 2008, resulting in the cancellation of 9,130,801 options and warrants and the issuance of 6,087,200 new options.

The following table represents our directors and officers who participated in the Exchange Offer:

	No. of Options/Warrants Cancelled	No. of Options Issued
Dennis McGuire (1)	3,000,000	1,200,000
Jacqueline McGuire (1)	199,999	80,000
Dennis and Jacqueline McGuire (2)	2,000,000	800,000
Michael Donn, Sr.	500,000	200,000
James Rushing, III (3)	1,315,000	526,000
Vice-Admiral George Sterner (3)	1,275,000	510,000
Barry Hechtman (3)	105,000	42,000

———————

(1)

All directors and officers exchanged only options, except Mr. and Mrs. McGuire who also exchanged warrants.

(2)

Warrants jointly owned by Mr. Dennis McGuire and Mrs. Jacqueline McGuire.

(3)

Messrs. Rushing and Hechtman resigned from the Board in August 2008. Vice-Admiral Sterner resigned effective July 2, 2010.

On February 11, 2008, James C. Rushing III resigned as Chief Financial Officer and agreed to serve as Vice Chairman of the Board and assist our new Chief Financial Officer in the transition. We agreed to compensate him at the annual rate of $92,500 (his then base salary). The services ended on July 31, 2008. Mr. Patrick Haskell began investing in Ecosphere in late December 2007 and was instrumental in helping us raise approximately $3,416,000. We agreed to pay him a finder’s fee in January 2008 prior to the time he became an officer and director. In September 2008, we issued Mr. Haskell 450,000 shares of common stock as payment of the finder’s fee.

Jacqueline McGuire and Michael Donn, Sr., are the wife and brother-in-law of Mr. Dennis McGuire, our Chief Executive Officer. We also employ four other members of their families. We believe that based upon the services we receive from these related parties the compensation is fair to us.

In February 2009, Adrian Goldfarb, our Chief Financial Officer, arranged for additional financing for the purpose of building the first Frac Tank system of up to $150,000 for Ecosphere. $50,000 of that financing was provided by an international investor as a prepaid interest loan due in 6 months. Because of the foreign currency involved, the deal was facilitated through a limited liability company owned by Mr. Goldfarb and his wife which accepted the foreign currency risk. When the loan became due, the investor agreed to extend for a further six months and the note was converted to a $54,945 convertible note with the same terms and conditions as other convertible note transactions that were transacted by the company. During 2009, Ecosphere repaid $21,497 of the note and the balance was subsequently converted into Ecosphere Common Stock at 0.36 per share and included 1 $0.25 warrant per dollar invested. Mr. Goldfarb relinquished his controlling ownership in the LLC at the end of 2009 and received no benefit from the transaction. All transactions related to this note were handled by an independent LLC manager.

In March 2009, Ecosphere issued Mr. Charles Vinick, a director, 42,425 five-year options exercisable at $0.24 per share for consulting services.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

The Audit Committee of our Board has appointed Salberg & Company, P.A., or Salberg, to serve as our independent registered public accounting firm for the year ending December 31, 2010. This firm has acted as our auditors since August 17, 2007. Selection of Ecosphere’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders for ratification. However, we are submitting this matter to our shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Ecosphere and its shareholders. If the appointment is not ratified, the Audit Committee will consider its options.

A representative of Salberg is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

The Board unanimously recommends a vote “For” this Proposal.

Audit Committee Report

The Audit Committee oversees Ecosphere’s financial reporting process on behalf of the Board. The Audit Committee consists of two members of the Board of which all of whom meets the independence requirements of the Amex.

In June 2006, we adopted a new Audit Committee Charter replacing the previous Charter. A copy of the Charter is provided with this Proxy Statement.

Under our Charter, the Audit Committee is required to assist the Board in monitoring the following:

•

The integrity of our financial statements;

•

Our independent registered public accounting firm’s qualifications and independence;

•

The performance of our independent audit function and the independent registered public accounting firm;

•

Conflicts of interest; and

•

Our compliance with legal and regulatory requirements.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Ecosphere.

Audit Committee Report

The Audit Committee has:

•

reviewed with management the audited financial statements included in the Annual Report on Form 10-K;

•

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Ecosphere’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•

discussed with the independent registered public accounting firm their independence from management and Ecosphere. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, which is required by the Independence Standards Board Standard No. 1, and considered whether the provision of non-audit services was consistent with maintaining this firm’s independence; and

•

in reliance on the reviews and discussions with management and the auditors referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

This report is submitted by the Audit Committee.

D. Stephen Keating, Chairman

Gene Davis

It is not the duty of the Audit Committee to determine that Ecosphere’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Ecosphere’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Ecosphere’s independent registered public accounting firm with respect to such financial statements.

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Ecosphere files with the SEC.

Principal Accountant Fees and Services

Our Audit Committee reviews and approves audit and permissible non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Salberg as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Salberg, were approved by our Audit Committee. The following table shows the fees paid to our principal accountant for the fiscal years ended December 31, 2009 and 2008.

	2009 ($)	2008 ($)

Audit Fees (1)	94,000	90,000
Audit Related Fees (2)	600	8,000
Tax Fees (3)	—	—
All Other Fees	—	—
Total	94,600	98,000

———————

(1)

Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)

Audit related fees – these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)

Tax fees – these fees relate to the preparation of Ecosphere’s federal and state tax returns.

Audit Committee’s Pre-Approval Policy

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the principal independent registered public accounting firm.

OTHER MATTERS

Ecosphere has no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Ecosphere will cancel your previously submitted proxy.

By the Order of the Board of Directors

/s/ Charles Vinick
Charles Vinick
Executive Chairman and Chairman of the Board

November 10, 2010

Annex A

Audit Committee Charter

As approved by the Board of Directors

of

Ecosphere Technologies, Inc.

In

June 2006

———————

1.

Statement of Purpose and Policy

There shall be a committee of the board of directors of Ecosphere Technologies, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the registered independent public accounting firm’s (the “Auditors”) qualifications and independence, (3) the performance of the Company’s internal audit function, if applicable, and the Auditors, and (4) the compliance by the Company with legal and regulatory requirements.

By adopting this Charter the Board delegates to the Committee full and exclusive authority to perform each of the responsibilities of the Committee as described below and to appoint a Chair of the Committee, unless a Chair is appointed by the Board

The Audit Committee shall fulfill its oversight responsibility to the shareholders relating to the annual independent audit of the Company’s financial statements, the internal financial reporting practices of the Company, any special audits, and the quality and integrity of the financial statements of the Company. In addition, the Audit Committee shall provide assistance with regard to the systems of internal accounting and financial controls, disclosure controls, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the Auditors, and the financial management of the Company. The Audit Committee, as representatives of the shareholders, is charged with the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company’s Auditors.

2.

Organization

(a)

 The Audit Committee shall have at least two members, comprised, to the extent practicable, solely of Independent Directors (as defined in Section 2(b) below), each of whom is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, and at least one of whom is an Audit Committee Financial Expert (as defined in Section 2(c) below).

(b)

Independent Directors shall not be officers or employees or affiliated persons of the Company or its subsidiaries or any other individual having a relationship, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(i)

a director who has been employed by the Company or any of its affiliates for the current year or any of the past three completed fiscal years;

(ii)

a director who during the current fiscal year has accepted any compensation from the Company or any of its affiliates, other than compensation for board or committee service, or who during any of the past three completed fiscal years has received compensation from the Company or any of its affiliates, other than compensation for board or committee service, in excess of $60,000;

(iii)

a director who is a member of the immediate family of an individual who is, or has been in any of the past three completed fiscal years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(iv)

a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in the current year or any of the past three completed fiscal years;

(v)

a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

(vi)

a director who was a partner or employed by the Company’s independent auditor during the current year or any of the past three completed fiscal years;

(c)

An Audit Committee Financial Expert shall mean a person who has the following attributes:

•

An understanding of generally accepted accounting principles and financials statements;

•

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing, or evaluating, financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal controls and procedures for financial reporting; and

•

An understanding of Audit Committee functions.

A person shall have acquired such attributes through:

•

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions;

•

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

•

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

•

Other relevant experience.

3.

Responsibilities

In carrying out its responsibilities hereunder, the Audit Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all current requirements and are of the highest quality. The Audit Committee shall review and reassess the adequacy of this charter in meeting these objectives on an annual basis.

In carrying out these responsibilities, the Audit Committee shall:

•

Ascertain that the lead (or concurring) audit partner from any Auditors performing audit services serves in that capacity for no more than five fiscal years of the company. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Company’s audit.

•

 Approve as a committee of the board of directors, appoint, determine the compensation of, and oversee the work of the Auditors of the Company;

•

Approve, in advance, the provision by the Auditors of any and all permissible non-audit services, and require the provision of any such non-audit services be disclosed in periodic reports filed by the Company with the Securities and Exchange Commission subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended;

•

Meet with the Auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the Auditors;

•

Review with the Auditors and the Company’s financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•

Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including heir use of corporate assets, and consider the results of any review of these areas by the Auditors.

•

Inquire of management and the Auditors about significant risks or exposures facing the Company; assess the steps management has taken or proposes to take to minimize such risks to the company; and periodically review compliance with such steps.

•

Have the sole authority to review and approve all related party transactions between the Company or any subsidiary and any executive officer, director or affiliate of the Company, including persons or entities controlled by or under common control with and family members of such executive officers, directors or affiliates, and such other persons or entities described in SEC Regulation S-B, Item 404;

•

Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, and Audit Committee matters. These procedures shall provide for the confidential and anonymous submission of complaints;

•

Require the Auditors to report to the Audit Committee the critical accounting policies and practices to be used, all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, any accounting disagreements between the Auditors and management, and all other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences;

•

Review the financial statements to be included in the Annual Report on Form 10-KSB, and the disclosures made in management’s discussion and analysis, with management and the Auditors to determine that the Auditors are satisfied with the disclosure and content of the financial statements, and to recommend to the board whether the audited financial statements should be included in the Annual Report. Any changes in accounting procedures should be explained in the Annual Report;

•

Review the interim financial statements, management’s discussion and analysis, and earnings releases with management and the Auditors prior to the filing of the Company’s Quarterly Report on Form 10-QSB. The Audit Committee will recommend to the Board whether the interim financial statements should be included in the Quarterly Report. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Committee for the purposes of this review;

•

Provide sufficient opportunity for the Auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the Auditor’s evaluation of the Company’s financial and accounting personnel, the adequacy of the Company’s internal controls, and the cooperation that the Auditors received during the course of the audit;

•

Resolve all disagreements between the Company’s management and the Auditors regarding financial reporting;

•

Ensure receipt from the Auditors of a formal written statement delineating all relationships between the auditors and the Company;

•

Inquire about the Auditors’ past and continuing compliance with auditor independence rules and about their program for enhancing safeguards to ensure that conflicts do not arise in the future;

•

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors; and

•

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•

Review the Company’s Code of Ethics and the Company’s compliance therewith.

•

Review and discuss with management all Section 302 and 906 certifications that are required.

•

Recommend to the board of directors’ policies for the Company’s hiring of employees or former employees of the public accountants who were engaged on the Company’s account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit any person in a financial reporting oversight role to have participated in the Company’s audit as an employee of the Auditors during the one-year period proceeding the audit and professional engagement period).

•

Review any reports of the Auditors mandated by Section 10A of the Securities Exchange Act of 1934 and obtain from the Auditors any information with respect to illegal acts in accordance with Section 10A.

•

Discuss with management any second opinions sought from an accounting firm other that the Company’s Auditors, including the substance and reasons for seeking any such opinion.

•

Review the appointment, reassignment or dismissal of the CFO.

•

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

•

Perform any other activities consistent with this Charter, the Company’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.

Meetings

The Audit Committee shall meet a minimum of four times annually to discuss with management the annual audited financial statements and quarterly financial statements.

5.

Resources and Authority

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the exclusive authority to engage outside auditors for regular and special audits, reviews and other procedures, and to retain independent legal counsel and other advisors, as it determines necessary to carry out its duties. In furtherance of this responsibility, the Company shall provide the funding as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(6) of the Securities Exchange Act of 1934.

6.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditors.

7.

Effective Date

This Audit Committee Charter shall become effective immediately upon its approval and adoption by the board of directors of the Company. This Audit Committee Charter shall be reviewed on an annual basis to assess its adequacy. This Audit Committee Charter replaces the Charter previously adopted.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
ECOSPHERE TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS DECEMBER 15, 2010

The undersigned hereby appoints Charles Vinick and Michael R. Donn, Sr. or either of them individually and both of them with full power of substitution, as proxies for the undersigned to act and to vote all the shares of common stock of Ecosphere Technologies, Inc. held of record by the undersigned on November 5, 2010, at the Annual Meeting of Shareholders to be held on December 15, 2010 or any postponement or adjournment thereof.

You are entitled to one vote on all proposals listed below and presented at the 2010 Annual Meeting for every share of common stock of Ecosphere Technologies, Inc. that you owned on the record date of November 5, 2010. Ecosphere's Board of Directors recommends that you vote "FOR" all of the proposals listed below. Your vote is important! Please read the Proxy Statement and Annual Report on Form 10-K and vote.

Shareholders Name and Address AAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
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Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______ Co-holder (if any) sign above

	For	With-hold	For All Except
1. Election of directors to serve on the board of directors of Ecosphere:	☐	☐	☐

Nominees:
Joe M. Allbaugh
Gene H. Davis
Michael R. Donn, Sr.
D. Stephen Keating
Charles Vinick

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
2. I ratify the appointment of Salberg & Company, P.A. as Ecosphere's independent registered public accounting firm.	☐	☐	☐
3. I authorize the transaction of any other lawful business that may properly come before the 2010 Annual Meeting.	☐	☐	☐

This proxy is solicited on behalf of Ecosphere's Board of Directors for the 2010 Annual Meeting.

All shares of common stock represented hereby will be voted as specified. If no specification is made, those shares will be voted FOR the nominees listed in Proposal 1, and FOR the remaining Proposals. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

Detach above card, sign, date and mail in postage paid envelope provided.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/6652

6652

REVOCABLE PROXY

Ecosphere Technologies, Inc.

ANNUAL MEETING OF SHAREHOLDERS

December 15, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles Vinick and Michael R. Donn, Sr. or either of them individually and both of them with full power of substitution, as proxies for the undersigned to act and to vote all the shares of common stock of Ecosphere Technologies, Inc. held of record by the undersigned on November 5, 2010, at the Annual Meeting of Shareholders to be held on December 15, 2010 or any postponement or adjournment thereof.

You are entitled to one vote on all proposals listed below and presented at the 2010 Annual Meeting for every share of common stock of Ecosphere Technologies, Inc. that you owned on the record date of November 5, 2010. Ecosphere's Board of Directors recommends that you vote "FOR" all of the proposals listed below. Your vote is important! Please read the Proxy Statement and Annual Report on Form 10-K and vote.

All shares of common stock represented hereby will be voted as specified. If no specification is made, those shares will be voted FOR the nominees listed in Proposal 1, and FOR the remaining Proposals. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

ECOSPHERE TECHNOLOGIES, INC. — ANNUAL MEETING, DECEMBER 15, 2010

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6652

You can vote in one of three ways:

1. Call **toll free 1-888-216-1353** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **https://www.proxyvotenow.com/esph.ob** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6652

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
ECOSPHERE TECHNOLOGIES, INC.

Annual Meeting of Shareholders
DECEMBER 15, 2010

	For	Withhold All	For All Except
1. Election of directors to serve on the board of directors of Ecosphere:	☐	☐	☐

Nominees:

(01) Joe M. Allbaugh, (02) Gene H. Davis, (03) Michael R. Donn, Sr., (04) D. Stephen Keating, (05) Charles Vinick

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. I ratify the appointment of Salberg & Company, P.A. as Ecosphere's independent registered public accounting firm.	☐	☐	☐
3. I authorize the transaction of any other lawful business that may properly come before the 2010 Annual Meeting.	☐	☐	☐

This proxy is solicited on behalf of Ecosphere's Board of Directors for the 2010 Annual Meeting.

Mark here if you plan to attend the meeting ☐

Mark here for address change and note change ☐

Shareholders Name and Address
AAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA

____

____

____

NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., December 15, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., December 15, 2010:

1-888-216-1353

Vote by Internet

anytime prior to 3 a.m., December 15, 2010 go to

https://www.proxyvotenow.com/esph.ob

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: **http://www.cfpproxy.com/6652**

Your vote is important!